SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 5

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of April 30, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Variable Insurance Funds, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, AIM Variable Insurance Funds is now named AIM Variable Insurance Funds (Invesco Variable Insurance Funds); and

     WHEREAS, the following Fund names have been renamed:

CURRENT NAME                                               NEW NAME
----------------------------------------   ----------------------------------------
AIM V.I. Basic Balanced Fund               Invesco V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund                  Invesco V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund         Invesco V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund          Invesco V.I. Capital Development Fund
AIM V.I. Core Equity Fund                  Invesco V.I. Core Equity Fund
AIM V.I. Diversified Income Fund           Invesco V.I. Diversified Income Fund
AIM V.I. Dynamics Fund                     Invesco V.I. Dynamics Fund
AIM V.I. Financial Services Fund           Invesco V.I. Financial Services Fund
AIM V.I. Global Health Care Fund           Invesco V.I. Global Health Care Fund
AIM V.I. PowerShares ETF Allocation Fund   Invesco V.I. Global Multi-Asset Fund
AIM V.I. Global Real Estate Fund           Invesco V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund        Invesco V.I. Government Securities Fund
AIM V.I. High Yield Fund                   Invesco V.I. High Yield Fund
AIM V.I. International Growth Fund         Invesco V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund             Invesco V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund                      Invesco V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund          Invesco V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund                 Invesco V.I. Money Market Fund
AIM V.I. Small Cap Equity Fund             Invesco V.I. Small Cap Equity Fund
AIM V.I. Technology Fund                   Invesco V.I. Technology Fund
AIM V.I. Utilities Fund                    Invesco V.I. Utilities Fund

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM Variable Insurance Funds in the Contract are hereby deleted and replaced with AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

     2. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

Invesco V.I. Basic Balanced Fund
Invesco V.I. Basic Value Fund
Invesco V.I. Capital Appreciation Fund
Invesco V.I. Capital Development Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Dynamics Fund
Invesco V.I. Financial Services Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Multi-Asset Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Securities Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Large Cap Growth Fund
Invesco V.I. Leisure Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Money Market Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Utilities Fund
Invesco V.I. Dividend Growth Fund
Invesco V.I. Global Dividend Growth Fund
Invesco V.I. High Yield Securities Fund
Invesco V.I. Income Builder Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Select Dimensions Balanced Fund
Invesco V.I. Select Dimensions Dividend Growth Fund
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund
Invesco Van Kampen V.I. Capital Growth Fund
Invesco Van Kampen V.I. Comstock Fund
Invesco Van Kampen V.I. Equity and Income Fund
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund
Invesco Van Kampen V.I. Global Value Equity Fund
Invesco Van Kampen V.I. Government Fund
Invesco Van Kampen V.I. Growth and Income Fund
Invesco Van Kampen V.I. High Yield Fund
Invesco Van Kampen V.I. International Growth Equity Fund
Invesco Van Kampen V.I. Mid Cap Growth Fund
Invesco Van Kampen V.I. Mid Cap Value Fund
Invesco Van Kampen V.I. Value Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser


                                        By:/s/ John M. Zerr
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO ASSET MANAGEMENT
                                        DEUTSCHLAND GMBH

                                        Sub-Adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------